Dear Shareholder:

   A correction is when the other fellow's stocks go down; a bear market is when your stocks go down too. For two years the stock market has been correcting the irrational exuberance in technology and dot-com stocks. Last quarter the decline broadened to encompass more than just those less favored few:

	2nd Qtr.	Year to Date
Nasdaq Composite	-20.7%	-25.0%
S&P 500	-13.4%	-13.2%
Morningstar Large Value	-10.8%	-8.9%

Your Portfolio	-6.2%	-0.9%

Which One?

     The highest and best value we can add to your portfolio is choosing which stocks to avoid, not which ones to buy. We try to avoid losses not only with the stocks we consider for purchase, but also with the stocks we currently hold in your portfolio. Our assumption is that at least one of our current holdings is a problem; the issue is to find which one. Mikhail Gorbachev stated the same concept in a different context:

"They say that Mitterand has 100 lovers-one with AIDS but he doesn't know which one. Bush has 100 bodyguards-one a terrorist but he doesn't know which one. Gorbachev has 100 economic advisors-one is smart but he doesn't know which one."

     In thinking about which of your current holdings might be a potential problem, the issue is not the price of the stock. Equity prices can be volatile for all kinds of reasons -the good, the bad, and the unknowable. Our focus is on the value of that company to a patient, long-term partner. The question we address through a policy of regular review is simple-have the changing facts made any material difference to the value of the enterprise? The major risk we consider is the permanent loss of value, a risk which is only one of many in the minds of investors.

A Tale of Two Risks

     Risk is a remarkably misleading word for investors. It is singular in form but plural in fact. Choosing which risk to avoid makes a major difference to the portfolio you have and the performance you receive. In this case the choice is between benchmark risk and permanent loss of capital.
     Avoiding criticism is a major objective for most people, investment managers included. The safest way to avoid criticism and, most importantly, to keep one's job is to stay close to an investment benchmark such as the S&P 500. The calculus of one's career is simple; deviating from the benchmark will create the risk of being criticized and fired. Even when the benchmark contains stocks which are widely recognized to be wildly overvalued, deviating from that overvalued benchmark can be hazardous to an investment manager's health. Economists use the term "agency problem" to describe how the goals of the agent (e.g. not being criticized and fired) may not be congruent with those of his client (e.g. to preserve and increase his capital). This is nothing new. J.M. Keynes wrote in 1936 about the peril of deviating from one's conventional benchmark:

"Finally it is the long-term investor, he who most promotes the public interest, who will in practice come in for the most criticism, wherever investment funds are managed by committees or boards or banks. For it is the essence of his behavior that he should be eccentric, unconventional and rash in the eyes of average opinion. If he is successful, that will only confirm the general belief in his rashness; and if in the short run he is unsuccessful, which is very likely, he will not receive much mercy. Worldly wisdom teaches that it is better for reputation to fail conventionally than to succeed unconventionally."

     We have chosen to avoid a different risk in shaping your portfolio-long-term loss of capital. This means we often will deviate from benchmarks such as the S&P 500. It also means we will be criticized in a year such as 1999 when "irrational exuberance" reached its peak. We did not buy clearly overvalued dot-com and technology stocks then, a decision that made us look like intellectually deficient dinosaurs for an uncomfortably long time. We appreciate the confidence and patience of our investors then; someday we will need their confidence and patience again.
     Mae West said, "Between two evils I always pick the one I never tried before." Her basis of choice may be capricious, but not her recognition of the need to choose. There is no such thing as a decision to avoid risk, only a choice about what risks to avoid. Even Treasury bills, which are riskless as to their nominal value, are risky in terms of their real (inflation adjusted) value, particularly on an after-tax basis. Our basic decision is to try to avoid the permanent loss of your capital by avoiding overvalued stocks and by maintaining a margin of safety. This focus on capital preservation produces an unconventional portfolio of stocks and, we believe, a better one.

Any Hope of Not Needing to Worry?

     Not a chance.
     That hopeful question came from a shareholder. The answer, unfortunately, is a clear "no." We worry about every stock in your portfolio in case we are wrong, which occasionally we are. There is no such thing as a riskless stock or worry-free portfolio. Our continued efforts to address risk and to maintain a margin of safety are intended to reduce the rational need for worry, but no one can eliminate it.
     The psychological need to avoid worry often creates a religious-like faith in some stocks, a faith which few (if any) real world companies can justify over time. AT&T and IBM were warm, fuzzy and worry-free stocks to a previous generation of investors. No one regards them that way today. Cisco and GE were more recent additions to the pantheon of worry-free stocks, at least until the recent declines in their share prices turned their faithful followers into angry apostates. Since "safe stocks" generally carry premium prices, an investor who holds them faces two related risks-the business may falter and the valuation premium may shrink. Investors often pay a high price for the understandable but unattainable goal of a worry-free stock.

The Giant Mutant Cockroach

     We are not doing our job right unless we have some controversial and worry-generating stocks in your portfolio. Currently Tyco qualifies as the most controversial by a wide margin. The following observations focus on separating facts which are known from fears which are possible:

  What about its accounting? Tyco's accounting is complex, as you might expect from a highly diversified company with hundreds of subsidiaries. They did encourage about-to-be-acquired companies to pay expenses aggressively, a policy that made subsequent growth rates appear larger. The overall accounting, however, receives an unqualified opinion from its auditor, an opinion that still carries weight even in the Age of Enron. The Securities and Exchange Commission also conducted an inquiry into Tyco's accounting three years ago and recommended only a few minor changes. If there is any significant accounting fraud, it is buried so deeply that neither auditors nor federal investigators can find it.

  What about the resignation of its CEO? Normally a resignation for "personal reasons" generates skepticism, but in this case the reasons are plausible-a criminal investigation into his personal taxes. Dennis Kozlowski's skill set was largely in buying more companies, a skill set no longer relevant to Tyco's current task of managing its existing businesses profitably. He also was an example of excessive executive compensation during the late 1990s, a mistake we hope Tyco's new board of directors will not repeat. In short, Kozlowski's departure does not change our value of the company's existing businesses.

  What about CIT Financial? With the benefit of hindsight, Tyco paid too much for CIT a little over one year ago. Now CIT has been sold, a step that improves Tyco's balance sheet and better enables CIT to fund itself cheaply.

     A good but unwanted test of character for a rational investor is a decline in the price of his stock. If there is no change in value, then he should be willing to buy more. We viewed Kozlowski's departure as a non-event for value and bought more stock when its price dived after he left. Panic, fear and hysteria often (but not always) create opportunities for an investor who is not afflicted by those emotions. It probably will be many months, however, before there are enough facts to confirm or deny whether the current panic is justified.
     Of course we could be wrong. We think a lot about that in a business where present decisions about future events make some mistakes inevitable. Warren Buffett summarized the problem: "If I could take back just the ten worst mistakes I have made I would add a zero to my net worth." While we are less worried than other investors about the conventional concerns over Tyco, we recognize there is a real risk in the cockroach theory-where a few roaches are visible, many more are likely. Tyco's stock is so cheap, however, that no ordinary cockroach will do. Only a giant mutant cockroach-sized problem can justify its current modest stock price. No such creature is visible as we write this letter; one may become visible as you read it. Based on present facts, however, we believe Tyco's share price pays an investor very well to take the risk that the future will mutate his fears into facts.

Things Go Worse with Coke

     It began with Coca-Cola, the first blue chip company to grant its CEO a compensation package with numbers once reserved for the age of dinosaur bones. That precedent near the beginning of the 1990s was like a small snowball tossed on top of a large mountain; as the decade ended it rolled into an avalanche of excess. Precedent plays a powerful role in regulating human behavior for better or worse. Coke chose worse. In the context of those far more frugal times, the company set a precedent for executive pay best described as "Whoopee!"
     Things got worse with Coke. Not content with establishing a precedent for lavish pay, the company's directors decided to create a second repellant principle of executive compensation-awesome pay for awful performance. There was some rationale for the original large pay package because then-CEO Goizueta presided over a long period of excellent fundamental and financial performance. That was not the case with his successors who largely missed the second half of the longest economic expansion in American history. They received a fortune anyway.
     We mention the issue of executive compensation because it is part of today's hot topic of corporate governance. The media rightly is busy digging up abuses of corporate governance, although its prime focus seems to be on present conditions rather than past causes. The consequences for future investing will be a topic in our next quarterly letter.
      There was one change in our firm's staff recently. We are pleased to announce that effective July 1st, Nugroho "Dédé" Soeharto became a principal of the firm.

Sincerely,

/s/ James H. Gipson Chairman & President	/s/ Michael C. Sandler Co-Manager	/s/ Bruce G. Veaco Co-Manager
/s/ Peter J. Quinn Co-Manager	/s/ Kelly Sueoka Co-Manager

July 2, 2002

Investment Portfolio
June 30 2002

Common Stocks (67.8%)
Shares		Value
	Advertising (3.2%)
5,674,300	The Interpublic Group of Companies, Inc.	$140,495,668

	Food & Tobacco (17.5%)
4,683,200	Philip Morris Companies Inc.	204,562,176
6,155,900	McDonald's Corporation	175,135,355
3,943,700	UST Inc.	134,085,800
3,152,700	Kraft Foods Inc. Class A	129,103,065
4,823,500	Sara Lee Corporation	99,557,040
1,222,624	Tyson Foods Inc. Class A	18,962,898
		761,406,334

	Industrial & Electrical Equipment (9.7%)
27,319,200	Tyco International Ltd.	369,082,392
1,323,300	Pitney Bowes Inc.	52,561,476
		421,643,868

	Insurance & Financial Services (4.7%)
4,500,300	American Express Company	163,450,896
1,344,040	Old Republic International Corporation	42,337,260
		205,788,156

	Mortgage Finance (13.8%)
4,881,300	Freddie Mac	298,735,560
2,863,000	Fannie Mae	211,146,250
1,314,100	Golden West Financial Corporation	90,383,798
		600,265,608

	Real Estate Investments (9.7%)
5,155,800	Equity Residential	148,229,250
2,692,300	Equity Office Properties Trust	81,038,230
2,728,800	Archstone-Smith Trust	72,858,960
1,365,900	Apartment Investment & Management Company	67,202,280
1,474,500	Mack-Cali Realty Corporation	51,828,675
		421,157,395

	Retailing (6.0%)
4,103,200	Safeway Inc.*	119,772,408
4,192,400	The Kroger Co.*	83,428,760
3,049,000	Staples, Inc.*	60,065,300
		263,266,468

	Special Situations (3.2%)
3,561,200	R.R. Donnelley & Sons Company	98,111,060
1,084,400	Manpower Inc.	39,851,700
		137,962,760

	Total Common Stocks (Cost $2,933,225,333)	2,951,986,257

Short Term Investments (31.6%)
Par Value
	Short Term Notes (26.6%)
	Federal Home Loan Bank Board Agency Notes (10.8%)
$219,710,000	3.875%, due 12/15/04	222,348,717
145,810,000	3.625%, due 10/15/04	147,020,223
98,668,000	4.750%, due 06/28/04	101,922,071
		471,291,011
	U.S. Treasury Notes (6.5%)
$277,708,000	3.875%, due 07/31/03	283,031,662
	Federal Home Loan Mortgage Corporation (4.3%)
$183,525,000	4.500%, due 08/15/04	188,834,378
	Federal National Mortgage Association Reference Notes (4.2%)
$183,674,000	3.500%. due 09/15/04	184,889,922
	Federal Farm Credit Bank Agency Notes (0.8%)
$ 32,420,000	3.875%, due 12/15/04	32,794,127
	Total Short Term Notes ($1,145,254,882)	1,160,841,100
	State Street Repurchase Agreements (5.0%) (Note 6)
$219,395,000	1.25%, dated 06/28/02, due 07/01/02 (Cost $219,395,000)	219,395,000
	Total Short Term Investments (Cost $1,364,649,882)	1,380,236,100
	Total Investment Portfolio (99.4%) (Cost $4,297,875,215)	4,332,222,357
Cash and Receivables less Liabilities (0.6%)		26,198,171
Net Assets (100.0%)		$4,358,420,528 ===========

*Non-income producing securities
See notes to financial statements

(UNAUDITED)

Statement of Assets and Liabilities
June 30, 2002
Assets:
Investment Portfolio:
Investment securities, at market value (identified cost: $4,297,875,215)	$4,332,222,357

Cash	93
4,332,222,450

Receivable for:
Dividends & interest	18,863,670
Fund shares sold	16,190,486
Investments sold	3,491,575
Directed commission recapture (Note 5)	334,480
38,880,211
4,371,102,661
Liabilities:
Payable for:
Fund shares repurchased	8,649,173
Accrued expenses (including $3,651,919 due adviser)	4,032,960
12,682,133

Net Assets: (equivalent to $82.81 per share on 52,630,277 shares
of Capital Stock outstanding-200,000,000 shares authorized)	$4,358,420,528 ==============

Summary of Shareholders' Equity:
Paid-in Capital	$4,163,006,333
Undistributed realized capital gains (Note 4)	134,346,715
Unrealized appreciation of investments (Note 4)	34,347,142
Undistributed net investment income	26,720,338
Net assets at June 30, 2002	$4,358,420,528 ==============
See notes to financial statements.

(UNAUDITED)

Statement of Operations
Six Months Ended June 30, 2002

Investment Income:
Dividends		$29,967,415
Interest		16,570,408
Total Investment Income		46,537,823

Expenses:
Management fee (Note 2)	$18,726,153
Transfer agent	1,291,922
Registration fees	296,150
Custodian and accounting (Note 5)	204,165
Postage & other	184,393
Printing	61,586
Insurance	23,138
Legal	10,231
Auditing	9,383
Directors' fees (Note 2)	7,519
ICI Dues	7,304
Taxes	400
Miscellaneous	1,080
	20,823,424
Reduction of Expenses (Note 5)	(974,970)
Total Expenses		19,848,454
Net Investment Income		26,689,369

Net Realized and Unrealized Gain on Investments:
Realized gain on investments (excluding short-term investments):
Proceeds from investments sold	570,940,841
Cost of investments sold	437,623,689
Net realized gain on investments (Notes 3 and 4)		133,317,152
Unrealized appreciation of investments:
Beginning of period	296,345,490
End of period (Note 4)	34,347,142
Decrease in unrealized appreciation of investments		(261,998,348)
Net realized and unrealized gain on investments		(128,681,196)
Net Increase in Net Assets resulting from Operations		$(101,991,827)
		=============

(UNAUDITED)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2002	Dec. 31, 2001
Increase in Net Assets:
Operations:
Net investment income	$26,689,369	$ 32,083,043
Net realized gain on investments (Note 3 and 4)	133,317,152	82,778,683
Net unrealized (depreciation) appreciation investments	(261,998,348)	74,306,122
Net (decrease) increase in net assets resulting from operations	(101,991,827)	189,167,848

Distributions to shareholders from:
Net investment income	-0-	(32,052,074)
Net realized capital gain	-0-	(81,749,120)
Decrease in net assets resulting from distributions	-0-	(113,801,194)
Capital Stock Transactions:
Proceeds from Capital Stock sold
(25,664,882 and 22,008,326 shares, respectively)	2,220,576,825	1,799,146,298
Proceeds from Capital Stock purchased by
reinvestment of dividends and distributions
(-0- and 1,799,323 shares, respectively)	-0-	109,265,284
Cost of Capital Stock redeemed
(5,178,532 and 8,424,197 shares, respectively)	(445,295,088)	(665,023,689)
Increase in net assets resulting
from Capital Stock transactions	1,775,281,737	1,243,387,893
Total increase in net assets	1,673,289,910	1,318,754,547
Net Assets:
Beginning of period (includes $30,969 and $-0- of undistributed
net investment income, respectively)	2,685,130,618	1,366,376,071
End of period (includes $26,720,338 and $ 30,969 of undistributed
net investment income, respectively)	$ 4,358,420,528 ===============	$ 2,685,130,618 ===============

See notes to financial statements

(UNAUDITED)

Statement of Financial Highlights
	Six Months
	Ended June 30	Year Ended December. 31,
	2002	2001	2000	1999	1998	1997
Per Share Data
Net asset value beginning of period	$83.53	$79.25	$65.28	$75.37	$76.86	$67.57

Income (loss) from investment operations
Net investment income	0.50	1.08	1.83	2.27	1.64	1.36

Net realized and unrealized gain (loss) on investments	(1.22)	7.03	22.40	(3.96)	11.36	19.12

Total income (loss) from investment operations	(0.72)	8.11	24.23	(1.69)	13.00	20.48
Less distributions

Dividends from net investment income	-	(1.08)	(1.86)	(2.25)	(1.63)	(1.36)

Distributions of Return of Capital	-	-	(0.02)	-	-	-

Distributions from net realized gain on investments	-	(2.75)	(8.38)	(6.15)	(12.86)	(9.83)
Net asset value, end of period	$82.81	$83.53	$79.25	$65.28	$75.37	$76.86

TOTAL RETURN	(0.9%) ======	10.3% ======	37.4% =====	(2.0%) =====	19.2% =====	30.2% =====

Ratios and Supplemental Data:

Net assets ($000s), end of period	$4,358,420	$2,685,131	$1,366,376	$960,722	$1,232,319	$824,083
Ratio of expense to average net assets:
Net of Expense Reduction (Note 5)	1.06%	1.08%	1.09%	1.10%	1.06%	1.08%
Gross of Expense Reduction	1.11%	1.12%	1.11%	1.11%	1.08%	1.09%

Ratio of net investment income to average net assets	1.43%	1.72%	2.88%	2.54%	2.13%	1.84%
Portfolio turnover rate	31%	23%	46%	63%	65%	31%

Number of share outstanding at end of period (000s)	52,630	32,144	17,241	14,716	16,350	10,721

See notes to financial statements

Notes to Financial Statements
June 30, 2002

note 1 - The Clipper FundSM ("Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end investment company. The investment objective of the Fund is long-term capital growth and capital preservation achieved primarily by investing in equity and equity substitute securities that are considered by Fund management and the Investment Adviser to have long-term capital appreciation potential. Bonds may be used when they are judged to offer higher potential long-term returns than stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States:

(a)

Security Valuation - Investments in securities traded on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. If no bid price is quoted on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair value. Discounts and premiums are accreted and amortized over the life of the respective securities. Short term investments are stated at amortized cost, which approximates value. All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

(b)

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c)

Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

(d)

Other - As is common in the industry, security transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

note 2 - The Investment Adviser's management fee is equal to 1% per annum of the Fund's average daily net asset value. The management fee is accrued daily in computing the net asset value per share.

Each Director who is not an interested person of the Investment Adviser is compensated by the Fund at the rate of $1,250 per quarter.

note 3 - The cost of securities purchased (excluding short-term investments) for the six months ended June 30, 2002, was $1,762,577,653. The cost of securities held is the same for Federal income tax and financial reporting purposes. Realized gains or losses are based on the specific identification method.

note 4 - During the six months ended June 30, 2002, the Fund realized net capital gains of $133,317,152 from securities transactions for Federal income tax and financial reporting purposes. As of June 30, 2002, unrealized appreciation of investment securities for tax and financial reporting purposes aggregated $34,347,142 of which $187,428,063 related to appreciated securities and $153,080,921 related to depreciated securities.

note 5 - During the six months ended June 30, 2002, the total amount of transactions and related commissions with respect to which the Fund directed brokerage transactions to brokers, in order to reduce operating expenses, was $880,432,231 and $1,306,964 respectively, of which $974,969 in commissions were recaptured to off set operating expenses.

note 6 - As of June 30, 2002, the Fund held State Street Bank repurchase agreements, collateralized by U.S. Government Securities, due November 20 and 22, 2002, February 13, March 28, May 28 and 29, June 5 and 13 and November 11, 2003, and March 18, 2004, respectively. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller (State Street Bank & Trust Co.) of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Proxy Results

On March 22, 2002, the Annual Shareholders' meeting for the Clipper FundSM was held. At the meeting, shareholders were asked to approve a slate of four (4) directors to serve for the coming year.
Elected as directors of the Fund were James H. Gipson, Norman B. Williamson, Lawrence P. McNamee and F. Otis Booth, Jr.
Votes were cast as follows:

				Broker
	For	Against	Withheld	Non-Votes

James H. Gipson	20,072,070	-	433,128	-
Norman B. Williamson	20,373,304	-	131,894	-
Lawrence P. McNamee	20,373,412	-	131,786	-
F. Otis Booth, Jr.	20,365,762	-	139,436	-

Performance
June 30, 2002
		Morningstar
	CLIPPER	Large Value	S&P 500
Compounded Annual Returns:
One year	5.0%	(12.2%)	(18.0%)
Three Years	12.3%	(3.2%)	(9.2%)
Five Years	14.1%	3.8%	3.7%
Ten Years	17.0%	10.8%	11.4%
Fifteen Years	15.1%	11.2%	10.9%
Since Inception (February 29, 1984)	16.6%	12.1%	13.6%

Risk

Third Quarter, 2001	(2.5%)	(12.3%)	(14.7%)
Fourth Quarter, 1987	(7.5%)	(19.2%)	(21.5%)
Cumulative Decline During Down Quarters	(50.9%)	(67.9%)	(74.3%)
Beta Since Inception (February 29, 1984)	0.52	0.81	1.00

Notes
All returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results. Investment return and principal value of investments fluctuate. Investor's shares, when redeemed, may be worth more or less than their original cost.
Clipper Fund's performance is compared with that of the S&P 500 Index, an unmanaged index of 500 companies widely recognized as representative of the equity market in general and the Morningstar Large Value Funds Index, an index of 945 actively managed large value mutual funds monitored by Morningstar.
As disclosed in the letter to shareholders, the Nasdaq Composite Index, which is market-value weighted, measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market.

CLIPPER FUNDSM
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet: www.clipperfund.com

INVESTMENT ADVISER
Pacific Financial Research, Inc. Internet: www.pfr.biz

DIRECTORS	QUARTERLY REPORT June 30, 2002
F. Otis Booth, Jr.
James H. Gipson
Norman B. Williamson
Professor Lawrence P. McNamee

TRANSFER & DIVIDEND PAYING AGENT
National Financial Data Services
Post Office Box 219152
Kansas City, Missouri 64121-9152
(800) 432-2504

Overnight Address
330 W. 9th Street, 4th Fl.
Kansas City, MO 64105

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus.

CF 2QTR 0602